Exhibit 10.1

AMENDMENT NUMBER _____ TO
CHANGE IN CONTROL SEVERANCE AGREEMENT
This Amendment to the Change in Control Severance Agreement (“Amendment”) is made and entered into as of the 25th day of July, 2017, by and between COUSINS PROPERTIES INCORPORATED, a Georgia corporation (the “Company”), and _______________________________, an individual resident of Georgia (“Executive”).

WHEREAS, Company and Executive entered into a Change in Control Severance Agreement dated as of __________________ (as amended, the “Agreement”); and

WHEREAS, the Company has determined that its recent business operations and current strategy are focused on office properties, with other product types being limited to opportunistic investments, and the Company desires to revise the definition of Company Business in the Agreement to reflect the narrower operational and strategic focus; and

NOW, THEREFORE, in consideration of Executive’s continued employment with the Company, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.Section 1(a) of Exhibit A of the Agreement (form of Protective Agreement) is hereby deleted in its entirety, and the following is substituted in lieu thereof:

“(a)    ‘Company’s Business’ shall mean the business of the development, acquisition, financing, management, leasing and sale of commercial office properties.”

2.This Amendment shall be effective as of the date set forth above. Except as amended herein, the Agreement shall remain in full force and effect.

[signatures on next page]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment as of the date set forth above.
“Company”
COUSINS PROPERTIES INCORPORATED,
a Georgia corporation

By:
Name:
Title:

EXECUTIVE

Name:
an individual resident of Georgia